Exhibit 99.1

Concurrent Reports Fiscal 2017 Third Quarter Financial Results

Conference Call Today at 5:00 P.M. ET

ATLANTA, May 15, 2017 – Concurrent (NASDAQ: CCUR), a global leader in storage, protection, transformation, and delivery of visual assets, today announced financial results for its fiscal third quarter of 2017 ended March 31, 2017.

Recent Business Highlights:

•	Introduced next-generation versions of its video streaming and Aquari™ software-defined storage solutions that add new capabilities and improved scalability and performance.
•	Signed nine new or expanded video media delivery and storage customers in the calendar year to date, including Midco and Blue Ridge Communications.
•	Sold Real-Time business segment for gross proceeds of $35 million to Battery Ventures.

“We continued building momentum during the quarter as we expanded our Aquari customer base by four to a total of 17 active deployments,” said Derek Elder, President and CEO. “The business model of our Aquari product line provides a product and service revenue stream for the life of the installation, which makes new customer acquisition a key metric for future revenue growth. We also added three new CDN customers in the quarter, which is a testament to the competitive position of our portfolio.”

“We’ve also made great progress defining a more focused operating model, which culminated today with the sale of our Real-Time segment. We have a blue-chip list of cable, telco, and media companies that have a strong need for the solutions that Concurrent provides and our new focus will allow us to successfully address this opportunity.”

Fiscal Third Quarter Financial Results:

Total revenue was $15.0 million, compared to $15.5 million in both the second quarter of fiscal 2017 and the third quarter of fiscal 2016. Content delivery segment revenue (which includes Aquari storage revenue) was $7.5 million, compared to $7.2 million in the second quarter of fiscal 2017 and $8.2 million in the third quarter of fiscal 2016. Real-time segment revenue was $7.5 million, compared to $8.3 million in the second quarter of fiscal 2017 and $7.3 million in the third quarter of fiscal 2016.

Total gross margin as a percentage of revenue was 56.8%, compared to 60.8% in the second quarter of fiscal 2017 and 51.5% for the third quarter of fiscal 2016.

Net loss was $(1.7) million, or $(0.18) per share, compared to net loss of $(0.1) million, or $(0.01) per share, in the second quarter of fiscal 2017 and a net loss of $(1.2) million, or $(0.13) per share, in the third quarter of fiscal 2016. The company did generate cash from operations of $0.6 million during the third quarter.

Adjusted EBITDA loss was $(1.0) million, which included $1.1 million in transaction-related expenses in connection with the sale of the Real-Time segment that was announced today. The Adjusted EBITDA loss compares to $0.7 million in the second quarter of fiscal 2017 and an Adjusted EBITDA loss of $(1.3) million in the third quarter of fiscal 2016. See "Non-GAAP Financial Measurements" below for more information on the calculation of Adjusted EBITDA, including a reconciliation of Adjusted EBITDA to net income.

Cash and cash equivalents and short-term investments were $18.2 million as of March 31, 2017. Concurrent has no debt.

The company continued to pay a quarterly dividend of $0.12 per share in the third quarter of fiscal 2017.

Guidance

Due to the sale of the Real-Time business segment, the company has withdrawn its previously provided fiscal 2017 annual guidance and plans to provide fiscal 2018 full year guidance when it reports its fiscal fourth quarter and annual fiscal 2017 results in early September 2017.

Non-GAAP Financial Measurements

To supplement the company's condensed consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), this news release provides information concerning the company's Adjusted EBITDA, a non-GAAP financial measure. Reconciliations of Adjusted EBITDA to net income, the most comparable GAAP financial measure, can be found in tables immediately following the condensed consolidated balance sheets.

For purposes of this news release, Adjusted EBITDA is defined as GAAP net income, less interest income and other income (expense), net, provision for income taxes, depreciation and amortization expenses, share-based compensation expense and gain on the sale of assets. The company considers Adjusted EBITDA important to understanding its historical results and identifying current and future trends impacting its business. Management uses Adjusted EBITDA to compare the company's performance to that of prior periods and evaluate the company's financial and operating results on a consistent basis from period to period. The company also believes this measure, when viewed in combination with the company's financial results prepared in accordance with GAAP, provides useful information to investors to evaluate ongoing operating results and trends. The adjustments to the company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the company's underlying operational results, trends and performance. Additionally, adjusted EBITDA is not intended to be a measure of cash flow for management's discretionary use. We believe that the inclusion of Adjusted EBITDA is appropriate to provide additional information to investors because securities analysts, noteholders and other investors use these non-GAAP financial measures to assess our operating performance across periods on a consistent basis and to evaluate the relative risk of an investment in our securities.

Adjusted EBITDA has limitations as an analytical tool, however, including the following:

•	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and adjusted EBITDA does not reflect any cash requirements for such replacements;

•	Adjusted EBITDA does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•	Adjusted EBITDA does not reflect our tax expense or any cash requirements to pay income taxes; and

•	Adjusted EBITDA does not reflect the impact of earnings or charges resulting from matters we do not consider to be indicative of our ongoing operations, but may nonetheless have a material impact on our results of operations.

The presentation of Adjusted EBITDA is not meant to be considered in isolation or as a substitute for or superior to the company's financial results determined in accordance with GAAP. In addition, the company's presentation of Adjusted EBITDA may not be computed in the same manner as similarly titled measures used by other companies, including other companies in our industry.

Conference Call Information

Concurrent will host a conference call today, Monday, May 15 at 5:00 p.m. ET to review its third quarter fiscal 2017 financial results and recent corporate developments. The call and presentation materials will be webcast at www.concurrent.com, on the "Investors" page, under the “Company” tab. The call can be also be accessed live by dialing 800-230-1085 (U.S.) or 612-288-0337 (International) and entering passcode 170515. A webcast replay will also be available at www.concurrent.com.

About Concurrent
Concurrent (NASDAQ: CCUR) is a global software and solutions company that develops advanced applications on a core foundation of high-performance Linux and storage technologies. We serve industries and customers that demand uncompromising performance, reliability and flexibility to gain a competitive edge, drive meaningful growth and confidently deliver best-in-class solutions that enrich the lives of millions of people around the world every day. Offices are located in North America, Europe and Asia. Visit www.concurrent.com for further information and follow us on Twitter:www.twitter.com/Concurrent_CCUR.

Safe Harbor

Certain statements made or incorporated by reference in this release may constitute "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and the company's future performance, including, but not limited to, management's expectations, beliefs, plans, estimates, or projections relating to the future, are forward-looking statements within the meaning of these laws. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected.

The risks and uncertainties which could affect our financial condition or results of operations include, without limitation: the potential consolidation of the markets that we serve; U.S. Government sequestration; European austerity measures; the impact of the U.K. exiting the European Union; delays or cancellations of customer orders; non-renewal of maintenance and support service agreements with customers; changes in product demand; economic conditions; various inventory risks due to changes in market conditions; margins of the content delivery business to capture new business; our ability to obtain regulatory approval for the sale of the European operations of our Real-Time business within the timeframe anticipated or at all; our ability to reinvest the net proceeds from the sale of our Real-Time segment in a manner that we believe will generate an adequate return to our remaining business; fluctuations and timing of large content delivery orders; risks associated with our operations in the People’s Republic of China; uncertainties relating to the development and ownership of intellectual property; uncertainties relating to our ability and the ability of other companies to enforce their intellectual property rights; the pricing and availability of equipment, materials and inventories; the concentration of our customers; failure to effectively manage change; delays in testing and introductions of new products; the impact of reductions in force on our operations; rapid technology changes; system errors or failures; reliance on a limited number of suppliers and failure of components provided by those suppliers; uncertainties associated with international business activities, including foreign regulations, trade controls, taxes, tariffs and currency fluctuations; the impact of competition on the pricing of content delivery products; failure to effectively service the installed base; the entry of new, well-capitalized competitors into our markets; the success of new content delivery products, including acceptance of our new storage solutions; the success of our relationships with technology and channel partners; capital spending patterns by a limited customer base; the current challenging macroeconomic environment; continuing unevenness of the global economic recovery; global terrorism; privacy concerns over data collection; our ability to utilize net operating losses to offset cash taxes in the event of an ownership change as defined by the Internal Revenue Service; earthquakes, tsunamis, floods and other natural disasters in areas in which our customers and suppliers operate; the process of evaluation of strategic alternatives; and the availability of debt or equity financing to support our liquidity needs.

Other important risk factors are discussed in Concurrent's Form 10-K filed August 30, 2016 with the Securities and Exchange Commission ("SEC"), and in subsequent filings of periodic reports with the SEC. The risk factors discussed in the Form 10-K and subsequently filed periodic reports under the heading "Risk Factors" are specifically incorporated by reference in this press release. Forward-looking statements are based on current expectations and speak only as of the date of such statements. Concurrent undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise.

Concurrent Computer Corporation and its logo are registered trademarks of Concurrent. All Concurrent product names are trademarks or registered trademarks of Concurrent while all other product names are trademarks or registered trademarks of their respective owners.

Concurrent Computer Corporation

Condensed Consolidated Statements of Operations (Unaudited)

(In Thousands Except Share and Per Share Data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2017	2016	2017	2016
Revenues:
Product	$9,430	$10,772	$27,535	$29,240
Service	5,551	4,684	16,109	14,466
Total revenues	14,981	15,456	43,644	43,706
Cost of sales:
Product	4,405	5,676	12,274	12,670
Service	2,072	1,821	6,234	5,844
Total cost of sales	6,477	7,497	18,508	18,514
Gross margin	8,504	7,959	25,136	25,192
Operating expenses:
Sales and marketing	4,024	4,252	12,867	11,443
Research and development	3,057	3,467	9,180	11,066
General and administrative	2,996	2,150	7,653	6,103
(Gain) loss on sale of product line, net	-	-	-	(4,116)
Total operating expenses	10,077	9,869	29,700	24,496
Operating income (loss)	(1,573)	(1,910)	(4,564)	696
Other income (expense), net	57	292	263	448
Income (loss) before income taxes	(1,516)	(1,618)	(4,301)	1,144
Income tax provision (benefit)	142	(442)	373	(604)
Net income (loss)	$(1,658)	$(1,176)	$(4,674)	$1,748

Basic net income (loss) per share	$(0.18)	$(0.13)	$(0.51)	$0.19
Diluted net income (loss) per share	$(0.18)	$(0.13)	$(0.51)	$0.19
Basic weighted average shares outstanding	9,261,862	9,168,978	9,231,932	9,147,681
Diluted weighted average shares outstanding	9,261,862	9,168,978	9,231,932	9,227,966
Cash dividends declared per common share	$0.12	$0.12	$0.36	$0.36

Concurrent Computer Corporation

Condensed Consolidated Statements of Operations (Unaudited)

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	March 31,	December 31,
	2017	2016

Revenues:
Product	$9,430	$10,246
Service	5,551	5,301
Total revenues	14,981	15,547
Cost of sales:
Product	4,405	4,079
Service	2,072	2,019
Total cost of sales	6,477	6,098
Gross margin	8,504	9,449
Operating expenses:
Sales and marketing	4,024	4,368
Research and development	3,057	2,816
General and administrative	2,996	2,313
Total operating expenses	10,077	9,497
Operating income (loss)	(1,573)	(48)
Other income (expense), net	57	63
Income (loss) before income taxes	(1,516)	15
Income tax provision	142	103
Net income (loss)	$(1,658)	$(88)

Basic net income (loss) per share	$(0.18)	$(0.01)
Diluted net income (loss) per share	$(0.18)	$(0.01)
Basic weighted average shares outstanding	9,261,862	9,244,590
Diluted weighted average shares outstanding	9,261,862	9,244,590
Cash dividends declared per common share	$0.12	$0.12

Concurrent Computer Corporation

Condensed Consolidated Statements of Comprehensive Income (Loss) (Unaudited)

(In Thousands)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2017	2016	2016	2017	2016

Net income (loss)	$(1,658)	$(88)	$(1,176)	$(4,674)	$1,748

Other comprehensive income (loss):
Foreign currency translation adjustment	38	(216)	(79)	(253)	(202)
Pension and post-retirement benefits, net of tax	(19)	110	(35)	88	10
Other comprehensive income (loss)	19	(106)	(114)	(165)	(192)
Comprehensive income (loss)	$(1,639)	$(194)	$(1,290)	$(4,839)	$1,556

Concurrent Computer Corporation

 Condensed Consolidated Balance Sheets

(In Thousands)

	March 31,	December 31,	June 30,
	2017	2016	2016
	(Unaudited)	(Unaudited)

ASSETS
Cash and cash equivalents	$15,750	$18,804	$20,268
Short-term investments	2,423	-	-
Trade accounts receivable, net	8,944	7,896	15,104
Inventories	2,939	2,001	3,495
Prepaid expenses and other current assets	1,855	1,220	1,061
Total current assets	31,911	29,921	39,928

Property, plant and equipment, net	2,319	2,763	3,061
Deferred income taxes, net	761	820	924
Other long-term assets, net	1,356	1,281	1,323
Total assets	$36,347	$34,785	$45,236

LIABILITIES
Accounts payable and accrued expenses	$9,925	$5,908	$9,191
Deferred revenue	6,694	6,605	8,126
Total current liabilities	16,619	12,513	17,317

Long-term deferred revenue	643	708	1,168
Pension liability	3,624	3,558	3,720
Other long-term liabilities	2,092	2,001	2,033
Total liabilities	22,978	18,780	24,238

STOCKHOLDERS' EQUITY
Common stock	93	93	92
Additional paid-in capital	211,666	211,521	210,971
Accumulated deficit	(197,425)	(194,625)	(189,265)
Treasury stock, at cost	(255)	(255)	(255)
Accumulated other comprehensive income (loss)	(710)	(729)	(545)
Total stockholders' equity	13,369	16,005	20,998
Total liabilities and stockholders' equity	$36,347	$34,785	$45,236

Concurrent Computer Corporation

Reconciliation of  GAAP to Non-GAAP Financial Measures (Unaudited)

(In Thousands)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2017	2016	2016	2017	2016

GAAP Net income (loss)	$(1,658)	$(88)	$(1,176)	$(4,674)	$1,748
Addback (deduct):
Other (income) expense, net	(57)	(63)	(292)	(263)	(448)
Income tax provision (benefit)	142	103	(442)	373	(604)
Depreciation	418	459	406	1,332	1,228
Amortization	3	3	3	9	42
Share-based compensation	145	309	179	696	561
(Gain) loss on sale of assets, net	-	-	-	-	(4,116)
Non-GAAP Adjusted EBITDA	$(1,007)	$723	$(1,322)	$(2,527)	$(1,589)

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For more information, contact:

Media Relations:
Sandra Dover
Phone: (678) 258-4112
Email: sandra.dover@ccur.com

Investor Relations:

EVC Group

Doug Sherk

Phone: (415) 652-9100

Email: dsherk@evcgroup.com

Todd Kehrli

Phone: (310) 625-4462

Email: tkehrli@evcgroup.com